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                    FIRST AMENDMENT TO PARTNERSHIP AGREEMENT
                                       OF
                     STARWOOD AMPHITHEATER OPERATING COMPANY

      This Agreement made and entered into this 15th day of June, 1986 by and among BELZ INVESTMENT COMPANY, INC., a Tennessee corporation, having an address at 5118 Park Avenue, Memphis, Tennessee 38117 ("Investment Company"), and MARTIN
S. BELZ having an address at 5118 Park Avenue, Memphis, Tennessee 38117 ("Belz"), BELZ-STARWOOD, INC., a Tennessee corporation having an address at 5118 Park Avenue, Memphis, Tennessee 38117 ("Belz-Starwood"), and PACE PRODUCTIONS, INC., a Texas corporation having an address at 4543 Post Oak Drive, Suite 200, Houston, Texas 77027 ("Pace").

                               W I T N E S S T H:

      WHEREAS, Investment Company, Belz and Pace are parties to the Partnership Agreement (the "Agreement") of Starwood Amphitheater Operating Company (the "Partnership"); and

      WHEREAS, Investment Company and Belz desire to assign their interests in the Partnership to Belz-Starwood, in accordance with their respective Ownership Percentages (as defined in the Agreement) in the Partnership. Pace has agreed to consent to such assignment as hereinafter set forth; and

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein, the parties hereby agrees as follows:

      1. ASSIGNMENT, CONSENT AND ASSUMPTION. Belz and Investment Company hereby assign, transfer, set over and deliver unto Belz-Starwood all of their respective right, title and interest in and to the Partnership. Pace hereby consents to the aforesaid assignment by Belz and Investment Company, and Belz-Starwood hereby expressly agrees to assume the obligations of Belz and Investment Company under the Agreement as amended hereby, and to be obligated by all of its terms, as if a signatory thereto.

      2. AMENDMENT TO AGREEMENT. The Agreement is hereby amended as follows:

      A. The first paragraph of the Agreement shall be deleted in its entirety and the following shall be inserted in its place:

      This Agreement made and entered into this 28th day of February, 1986 by and between BELZ-STARWOOD, INC., a Tennessee corporation having an address at 5118 Park Avenue, Memphis, Tennessee 38117, hereinafter referred to as "Belz" and PACE PRODUCTIONS, INC., a corporation organized under the laws of the State of Texas, hereinafter referred to "Pace", as the original partners each hereinafter referred individually as "Partner" or collectively as "Partners".

      B. In section 5.01 of the Agreement, the chart setting forth Ownership Percentages is hereby deleted in its entirety and the following new chart is hereby inserted in its place;

                                            Ownership Percentage
      PACE PRODUCTIONS, INC.                         50
      BELZ-STARWOOD, INC.                            50

      C. In section 801 of the Agreement, the addresses for Martin S. Belz and Belz Investment Company, Inc. shall be deleted in their entirety and the following shall be inserted in lieu thereof;

      Mr. Jack A. Belz
      Belz-Starwood, Inc.
      5118 Park Avenue
      Memphis, TN 38117

      3. AGREEMENT TO CONTINUE AS AMENDED. Except as modified by this Amendment, the Agreement shall remain in full force and effect after the date
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hereof. Terms used in and not otherwise defined herein shall have the meanings respectively given them in the Agreement.

      4. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of Tennessee.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                          /s/ Martin S. Belz
                                          -----------------------------
                                          Martin S. Belz


                                          BELZ INVESTMENT COMPANY, INC.


                                          By: /s/ Jimmie D. Williams
                                              -------------------------
                                              Jimmie D. Williams, Vice President


                                          BELZ-STARWOOD, INC.


                                          By: /s/ Jimmie D. Williams
                                              -------------------------
                                              Jimmie D. Williams, Vice President


                                          PACE PRODUCTIONS, INC.


                                          By: /s/ Allen J. Becker
                                              -------------------------
                                              Allen J. Becker, President


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